• • • • • • • • • • • • • • • •

5

CLASS A ASKING RENT ($/SF)1

SUN BELT MIGRATION

FLIGHT TO QUALITY

Asset Recycling1

LEASE EXPIRATIONS BY YEAR1

COUSINS’ PORTFOLIO OCCUPANCY vs LEASED1

COUSINS’ INCREASE IN 2ND GENERATION CASH NET RENT1

CURRENT DEVELOPMENT PIPELINE AUSTIN NASHVILLE

NET DEBT/EBITDA1

DEBT MATURITY SCHEDULE1 (INCLUDES ALL DISCLOSED EXTENSION OPTIONS)

COUSINS’ IN-PLACE GROSS RENT PER SF1

COUSINS’ COMMON DIVIDEND PER SHARE AND PAYOUT RATIO1

NET ASSET VALUE APPRECIATION PER GREEN STREET1

3344 Peachtree Road NE Suite 1800 Atlanta, GA 30326 Executive Vice President and Chief Financial Officer gadzema@cousins.com 404.407.1116 Vice President, Finance and Investor Relations rimbeaux@cousins.com 404.407.1104



Cousins

INVESTOR PRESENTATION

June 2023

WHY COUSINS?

PREMIER SUN BELT PORTFOLIO	• 100% Sun Belt / 100% Class A / 2004 average year built[1] • 41% of portfolio delivered or redeveloped since 2015[1,2] • CUZ asking rents 9% higher than pre-pandemic levels and 23% higher than Class A avg[3,4]
BENEFITING FROM POWERFUL OFFICE TRENDS	• Sun Belt migration leading to outsized population and job growth • Flight to quality driving demand for newer, highly-amenitized assets
POSITIONED FOR ORGANIC GROWTH	• Opportunistically recycled over $1 billion of older assets during COVID pandemic[5] • Modest lease expirations well below office sector average[6] • Near-term occupancy upside from recent success backfilling prior move-outs[7]
ATTRACTIVE DEVELOPMENT PIPELINE FOR FUTURE GROWTH	• 1.3MM SF active development pipeline[1] • Land bank supports another 5.1MM SF of development[8]
BALANCE SHEET PRIMED FOR OPPORTUNITIES	• Simple strategy with $831MM of liquidity[9] • Leverage 5.1x Net Debt/EBITDA among the strongest in the office sector[10] • Only 2.8% of total debt maturing in the next two years[11]
TRACK RECORD OF SUCCESS	• Strong in-place rent growth of 37% since 2017[12] • Attractive dividend growth of 33% since 2017[13] • NAV has consistently outperformed peer average since 2017[14]

COUSINS AT A GLANCE

The **Preeminent** Sun Belt Office REIT

NOI By Market[1]


Phoenix
9%
Dallas
3%
Nashville[2]
Charlotte
9%
Atlanta
36%
Austin
31%
Houston
3%
Tampa
9%



19.2MM SF portfolio[3]

90.8% leased[3]

2004 average year built[3]

41% of portfolio delivered or redeveloped since 2015[3,4]

1.3MM SF development pipeline[3]

5.1MM SF land bank[3]

PREMIER SUN BELT PORTFOLIO

Amenity-Rich Trophy Assets in Leading Sun Belt Markets


725 PONCE
Atlanta


HAYDEN FERRY
Phoenix


HEIGHTS UNION
Tampa


THE RAILYARD
Charlotte


SPRING & 8TH
Atlanta


300 COLORADO / COLORADO TOWER
Austin

PREMIER SUN BELT PORTFOLIO

Outdoor Spaces to Collaborate and Enhance the Work Experience









PREMIER SUN BELT PORTFOLIO

State-of-the-Art **Fitness and Wellness** Centers




WELLNESS
EXIT


AVALON



PREMIER SUN BELT PORTFOLIO

On-Site Retail and Food Amenities that Promote Live-Work-Play








ORDER HERE
NATIONAL

PREMIER SUN BELT PORTFOLIO

Select Repositioning of High-Quality Assets in Prime Locations


Completed
4Q21
BUCKHEAD PLAZA
Buckhead Atlanta


Completed
3Q22
PROMENADE TOWER
Midtown Atlanta


Completed
4Q22
3350 PEACHTREE
Buckhead Atlanta


Completed
4Q22
1200
PROMENADE CENTRAL
Midtown Atlanta

PREMIER SUN BELT PORTFOLIO

Command Premium **Rents 23% Higher** than Class A Average in Our Core Markets

CLASS A ASKING RENT ($/SF)[1]



ATLANTA
$35.07
$41.91
Total Market
Cousins
AUSTIN
$51.04
$63.09
Total Market
Cousins
CHARLOTTE
$37.54
$41.27
Total Market
Cousins
DALLAS
$34.55
$55.00
Total Market
Cousins
PHOENIX
$34.54
$48.00
Total Market
Cousins
TAMPA
$36.18
$44.45
Total Market
Cousins

BENEFITING FROM POWERFUL OFFICE TRENDS

Sun Belt **Migration** is Leading to Outsized Population and Job Growth

SUN BELT MIGRATION



Phoenix
Dallas
Austin
Houston
Nashville
Charlotte
Atlanta
Tampa

Domestic Net Migration
2022[1]

1.	Florida	+319k
2.	Texas	+231k
3.	North Carolina	+100k
4.	South Carolina	+84k
5.	Tennessee	+82k
6.	Georgia	+81k
7.	Arizona	+71k
.		
.		
47.	Massachusetts	-57k
48.	New Jersey	-64k
49.	Illinois	-142k
50.	New York	-300k
51.	California	-343k

BENEFITING FROM POWERFUL OFFICE TRENDS

Flight to Quality is Driving Demand for Newer, Highly-Amenitized Assets

FLIGHT TO QUALITY

Net Absorption by Building Age[1]



2015-Present
103
2010-2014
-7
2000s
-56
1990s
-44
1980s
-104
1970s
-37
1960s
-19
Pre 1950
-43
Year of Delivery
-125
-75
-25
25
75
125
Net Absorption Since COVID-19 Onset (SF MM'S)

Rent Premium / Discount by Building Age[2]



60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
Rent Premium / Discount to Market Average (%)
Post-Pandemic
Historical Average
0
2
4
6
8
10
12
14
16
18
20
22
24
Years Since Delivery

POSITIONED FOR ORGANIC GROWTH

Opportunistically **Recycled Over $1 Billion** of Older Assets During COVID Pandemic

Asset Recycling[1]



$MM's
$600
$400
$200
$0
-$200
-$400
-$600
-$800
$201
$533
Total Acquisitions
$646 Million
Wgt Avg Year Built
2019
Total Dispositions
$1,177 Million
Wgt Avg Year Built
1991
$445
$644
2020
2021

POSITIONED FOR ORGANIC GROWTH

Low Portfolio Risk as Large Move-Outs are in the Rearview Mirror

LEASE EXPIRATIONS BY YEAR[1]


35%
30%
25%
20%
15%
10%
5%
0%
Avg = 17.6%
9.0%
DEI
EQC
HPP
OPI
OFC
FSP
CIO
VNO
HIW
PDM
BDN
KRC
ARE
ESRT
BXP
PGRE
SLG
DEA
CUZ
2023
2024

Cousins

POSITIONED FOR ORGANIC GROWTH

Increase Occupancy from Contractual New Leasing

COUSINS' PORTFOLIO OCCUPANCY vs LEASED[1]



96%
94%
92%
90%
88%
86%
84%
82%
Pre-COVID Avg² = 93% Leased
Potential upside
4% contractual upside from recent leasing
87%
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23
% Occupied
% Leased

Cousins

POSITIONED FOR ORGANIC GROWTH

Continue to **Roll-Up Existing Leases** Upon Expirations

COUSINS' INCREASE IN 2ND GENERATION CASH NET RENT[1]



25%
20%
15%
10%
5%
0%
Avg = 10.7%
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23

ATTRACTIVE DEVELOPMENT PIPELINE FOR FUTURE GROWTH

1.3MM SF Active Developments Delivering Over Next Two Years

CURRENT DEVELOPMENT PIPELINE

AUSTIN

338K SF

100% Ownership

97% Pre-Leased[1]

$147MM
CUZ Investment[2]

1Q24 Initial Revenue Recognition


DOMAIN 9


NEUHOFF

NASHVILLE

388K SF Office
60K SF Retail
542 MF Units

50% Ownership

0% Pre-Leased[1]

$282MM
CUZ Investment[2]

4Q23 Initial Revenue Recognition

ATTRACTIVE DEVELOPMENT PIPELINE FOR FUTURE GROWTH

Land Bank Supports **5.1MM SF[1] of Additional New Development**

ATLANTA

887 WEST PEACHTREE



MIDTOWN
700K SF

3354 PEACHTREE



BUCKHEAD
740K SF

715 PONCE



MIDTOWN
200K SF

AUSTIN

DOMAIN CENTRAL



DOMAIN
900K SF

DOMAIN POINT



DOMAIN
600K SF

CHARLOTTE

SOUTH END STATION



SOUTH END
585K SF

303 TREMONT



SOUTH END
560K SF

DALLAS

LEGACY UNION TWO / THREE



LEGACY
600K SF

TAMPA

CORPORATE CENTER V



WESTSHORE
180K SF

ATTRACTIVE DEVELOPMENT PIPELINE FOR FUTURE GROWTH

Significant Opportunities to Grow in Domain Submarket of Austin



Low-rise operating properties with up to 2MM SF redevelopment potential
Domain 3 & 4 Future Redevelopment
Domain 3
Domain 4
Domain 2
Domain 11
Domain 12
Domain 10
Domain Point 1 & 2
Domain 8
Domain 7
Domain Central Future Development
Domain 9 Current Development
Domain Point Future Development

Cousins Domain Portfolio

Operating Properties	2.1MM SF
Current Development Pipeline	338K SF
Future Development Pipeline[1]	1.5MM SF
Future Redevelopment Pipeline[1]	2.0MM SF
Total	**6.0MM SF**

Cousins

BALANCE SHEET PRIMED FOR OPPORTUNITIES

Leverage **Below** Peers with **Substantial Liquidity**

NET DEBT/EBITDA[1]



14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
$831MM
Liquidity[2]
Avg = 7.3x
5.1x
SLG
VNO
HPP
PGRE
OPI
BXP
BDN
ESRT
DEA
FSP
CIO
PDM
OFC
HIW
KRC
ARE
CUZ

BALANCE SHEET PRIMED FOR OPPORTUNITIES

Near-Term Debt Maturities **Well Below** Office Peer Average

DEBT MATURITY SCHEDULE[1] (INCLUDES ALL DISCLOSED EXTENSION OPTIONS)


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Avg = 14.7%
2.8%
FSP PDM OPI BDN CIO PGRE HPP DEA BXP KRC VNO SLG ESRT CUZ 2 DEI OFC EQC ARE HIW
2023
2024

TRACK RECORD OF SUCCESS

Strong In-Place Rent Growth

COUSINS' IN-PLACE GROSS RENT PER SF[1]



$48.00
$46.00
$44.00
$42.00
$40.00
$38.00
$36.00
$34.00
$32.00
$46.02
37% INCREASE
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23

TRACK RECORD OF SUCCESS

Attractive Dividend Growth while maintaining **Conservative** Payout Ratio

COUSINS' COMMON DIVIDEND PER SHARE AND PAYOUT RATIO[1]



$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
120%
100%
80%
60%
40%
20%
0%
33% INCREASE
$0.96
60%
$1.04
61%
$1.16
67%
$1.20
69%
$1.24
63%
$1.28
71%
$1.28²
64%²
2017
2018
2019
2020
2021
2022
1Q23
Annualized

TRACK RECORD OF SUCCESS

Premier Sun Belt Portfolio Combined with **Development Expertise** Drives Stand-Out NAV

NET ASSET VALUE APPRECIATION PER GREEN STREET[1]



30%
20%
10%
0%
-10%
-20%
-30%
-40%
CUZ
Non-Gateway Peer Avg
Gateway Peer Avg
-3%
-17%
-37%
1Q17
1Q18
1Q19
1Q20
1Q21
1Q22
1Q23

MEET OUR EXECUTIVE TEAM

Stable, Experienced Leadership



M. Colin Connolly
President and Chief Executive Officer



Gregg D. Adzema
Executive Vice President and Chief Financial Officer



Kennedy Hicks
Executive Vice President and Chief Investment Officer, Managing Director – Atlanta

Richard Hickson
Executive Vice President, Operations





John S. McColl
Executive Vice President, Development

Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary



APPENDIX


Cousins

ATLANTA
Market Snapshot



AVALON
NORTHPARK
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
PROMENADE CENTRAL
SPRING & 8TH
PROMENADE TOWER
120 WEST TRINITY
725 PONCE
EMORY HOSPITAL MIDTOWN
75
285
85
20
marta



Submarket Concentration[2]
Buckhead 41%
Midtown 37%
Central Perimeter 14%
North Fulton 8%



Industry Concentration[4]
Technology 25%
Financial Services 22%
Professional Services 10%
Consumer Goods and Services 8%
Healthcare 8%
Real Estate 8%
Legal Services 6%
Other 6%
Construction 4%
Insurance 3%



8.2MM
Total Square Feet[1]



87%
Leased[1]



$41.91
Average Asking Rent[3]

AUSTIN

Market Snapshot



RESEARCH PARK PLAZA V
DOMAIN POINT
DOMAIN 10
DOMAIN 11
DOMAIN 12
DOMAIN 2
DOMAIN 8
DOMAIN 3
DOMAIN 7
DOMAIN 4
300 COLORADO
COLORADO TOWER
ONE ELEVEN CONGRESS
SAN JACINTO CENTER
THE TERRACE
Colorado River
N Lamar Blvd
Congress Ave
W 9th St
E Cesar Chavez St
183
1
35
290



Submarket Concentration²
Domain 50%
CBD 38%
Southwest 9%
Northwest 3%



Industry Concentration⁴
Technology 38%
Professional Services 18%
Legal Services 13%
Energy 12%
Financial Services 9%
Other 6%
Healthcare 2%
Real Estate 2%



4.6MM
Total Square Feet¹



95%
Leased¹



$63.09
Average Asking Rent³

TAMPA
Market Snapshot



589
580
580
92
589
HARBORVIEW PLAZA
CORPORATE CENTER
92
574
574
41
45
HEIGHTS UNION
THE POINTE
275
60
60
60



Submarket Concentration[2]
Westshore 80%
CBD 20%



Industry Concentration[4]
Healthcare 26%
Consumer Goods and Services 14%
Legal Services 13%
Technology 10%
Financial Services 9%
Professional Services 8%
Insurance 8%
Other 8%
Real Estate 4%



2.0MM
Total Square Feet[1]



94%
Leased[1]



$44.45
Average Asking Rent[3]

PHOENIX
Market Snapshot



202
Salt River
HAYDEN FERRY
W Rio Salado Pkwy
E Rio Salado Pkwy
111 WEST RIO
100 MILL
TEMPE GATEWAY
W 3rd St
Ash Ave
N Mill Ave
E 5th St



Tempe
100%
Submarket Concentration[2]



Real Estate
4%
Consumer Goods and Services
4%
Marketing
4%
Other
9%
Financial Services
17%
Technology
37%
Professional Services
25%
Industry Concentration[4]



1.6MM
Total Square Feet[1]



88%
Leased[1]



$48.00
Average Asking Rent[3]

CHARLOTTE

Market Snapshot


77
277
29
N Graham St
W Trade St
W 5th St
S Graham St
W Morehead St
S Church St
S Tryon St
FIFTH THIRD CENTER
74
E Stonewall St
S Caldwell St
550 SOUTH
THE RAILYARD
S McDowell St


Submarket Concentration[2]
Uptown 69%
South End 31%


Industry Concentration[4]
Professional Services 6%
Other 8%
Financial Services 32%
Insurance 11%
Consumer Goods and Services 12%
Legal Services 13%
Marketing 18%


1.4MM
Total Square Feet[1]


95%
Leased[1]


$41.27
Average Asking Rent[3]

DALLAS
Market Snapshot



LEGACY UNION
Dallas North Tollway
5950 SHERRY LANE
Dallas North Tollway
35E
635
75
30
12



Submarket Concentration[2]
Legacy 73%
Preston Center 27%



Industry Concentration[4]
Energy 57%
Financial Services 23%
Professional Services 11%
Legal Services 6%
Other 3%



516K
Total Square Feet[1]



91%
Leased[1]



$55.00
Average Asking Rent[3]

ENDNOTES

Page 2 - Why Cousins?

1. As of 31-Mar-2023.
2. Includes seven assets that have undergone redevelopments in past five years.
3. Based on CoStar average asking rents for same pool of Cousins assets from 4Q19 to 1Q23.
4. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties as of 31-Mar-2023; where net rents are quoted, estimated operating expenses are added to achieve gross rents.
5. Defined as the period from 1Q20 - 4Q21.
6. Lease expirations as a percentage of total portfolio rent when available, otherwise percentage of square footage as reported in companies' most recent quarterly filings as of 31-Mar-2023. Includes all members of the FTSE NAREIT Equity Office Index that report lease expirations.
7. Portfolio occupancy and leased percentages per Cousins' quarterly supplemental reports.
8. Represents Company's estimate of developable SF, excluding redevelopment.
9. Represents Cousins' consolidated cash plus availability under Cousins' Credit Facility as of 31-Mar-2023.
10. Represents total debt, including Company's share of unconsolidated debt, net of cash, divided by quarterly Annualized Adjusted EBITDAre as reported in companies' most recent quarterly filings as of 31-Mar-2023. Includes members of the FTSE NAREIT Equity Office Index that report EBITDA, with the exclusion of EQC who has negative net debt/EBITDA.
11. As reported in Company's most recent quarterly filing as of 31-Mar-2023, pro forma for Emory University Hospital Midtown refinancing. Includes all disclosed extension options.
12. Represents Cousins' in-place gross rents per quarterly supplemental reports.
13. Per Company's annual supplemental reports.
14. Source: Green Street Weekly Pricing Report. Includes 12 office peers covered by Green Street for entire period. NAV estimates adjusted for splits and spin-offs per Green Street.

Page 3 - Cousins at a Glance

1. Represents Cousins' pro-rata share of first quarter NOI per 31-Mar-2023 filings.
2. Cousins is developing a mixed-use project called Neuhoff in Nashville through a 50% owned joint venture.
3. As of 31-Mar-2023.
4. See endnote 2 for Page 2.

Page 9 - Premier Sun Belt Portfolio

1. See endnote 4 for Page 2.

Page 10 - Benefiting From Powerful Office Trends

1. Source: U.S. Census Bureau, National Association of Realtors. Highlights the states with strongest net positive and net negative domestic migration patterns in 2022, including the District of Columbia. Featured in the article "Where People Moved in 2022", published on 30-Jan-2023.

Page 11 - Benefiting From Powerful Office Trends

1. Source: JLL U.S. Office Outlook 1Q 2023.
2. Source: JLL U.S. Office Market Overview 4Q 2022.

Page 12 - Positioned for Organic Growth

1. See endnote 5 for Page 2.

Page 13 - Positioned for Organic Growth

1. See endnote 6 for Page 2.

Page 14 - Positioned for Organic Growth

1. See endnote 7 for Page 2.
2. Defined as the period from 1Q14 - 4Q19.

Page 15 - Positioned for Organic Growth

1. Increase in second generation net rent on a cash basis per Cousins' quarterly supplemental reports.

Page 16 - Attractive Development Pipeline for Future Growth

1. Represents office leased percentage as of 31-Mar-2023 filings.
2. Cousins share of total estimated project costs per 31-Mar-2023 filings.

Page 17 - Attractive Development Pipeline for Future Growth

1. See endnote 8 for Page 2.

Page 18 - Attractive Development Pipeline for Future Growth

1. Represents Company's estimate of developable SF.

Page 19 - Balance Sheet Primed for Opportunities

1. See endnote 10 for Page 2.
2. See endnote 9 for Page 2.

Page 20 - Balance Sheet Primed for Opportunities

1. As reported in companies' most recently published filings as of 31-Mar-2023. Includes all disclosed extension options.
2. Pro forma for Emory University Hospital Midtown refinancing.

Page 21 - Track Record Of Success

1. Represents Cousins' in-place gross rents per quarterly supplemental reports.

Page 22 - Track Record Of Success

1. Common dividend per share and funds available for distribution payout ratio per Company's annual supplemental reports.
2. 1Q 2023 annualized.

Page 23 - Track Record Of Success

1. Source: Green Street Weekly Pricing Report. Includes 12 office peers covered by Green Street for entire period. NAV estimates adjusted for splits and spin-offs per Green Street.

Appendix - Market Snapshots

1. Represents portfolio statistics of Company as reported in Cousins' 31-Mar-2023 quarterly supplement.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 31-Mar-2023.
3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins' properties; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 1Q 2023 revenues. Management uses SIC codes when available along with judgment to determine tenant industry classification.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2022, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities, including fee development opportunities; future issuances and repurchases of common stock, limited partnership units, or preferred stock; future distributions; projected capital expenditures; market and industry trends; entry into new markets, changes in existing market concentrations, or exits from existing markets; future changes in interest rates and liquidity of capital markets; and all statements that address operating performance, events, investments, or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Tampa, Phoenix, Charlotte, Dallas, and Nashville, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis and the governmental and third-party response to such a crisis, which may affect our key personnel, our tenants, and the costs of operating our assets; sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism which may result in a disruption of day-to-day building operations; changes to our strategy in regard to our real estate assets which may require impairment to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to commence or complete tenant improvements on schedule or to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of employees working remotely; any adverse change in the financial condition of one or more of our tenants; volatility in interest rates and insurance rates; inflation and continuing increases in the inflation rate; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust or meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The words "believes," "expects," "anticipates," "estimates," "plans," "may," "intend," "will," or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.



Cousins

Gregg Adzema
Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux
Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com
3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326